UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 13, 2024

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8669 Research Drive
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Securities Purchase Agreement (as defined below) set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

Public Offering:

On February 16, 2024, ToughBuilt Industries, Inc., a Nevada corporation (the “Company”), completed a public offering (the “Offering”) of (i)

140,000

shares

(the

“Common Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”); (ii) prefunded warrants (the “Prefunded Warrants”) exercisable for an aggregate of 632,628 shares of Common Stock (the “Prefunded Warrant Shares”); and (iii) Series F Warrants (the “Series F Warrants”)exercisable for an aggregate of 772,628 shares of Common Stock (the “Series F Warrant Shares”) issued pursuant to the securities purchase agreement, dated February 13, 2024 (the “Securities Purchase Agreement”), between the Company and certain institutional investors (the “Investors”).

The offering price of each
Common Share
and accompanying
Series F Warrant was $4.53. The offering price of each Prefunded Warrant and accompanying Series F Warrant was $4.5299. The Common Shares, Prefunded Warrants, Prefunded Warrant Shares, Series F Warrants and Series F Warrant Shares are collectively referred to herein as the “Securities.”

The Series F Warrants have an exercise price of $4.405 per share of Common Stock, are exercisable upon issuance and expire five years from the date of issuance. The exercise price of the Series F Warrants is subject to adjustment for stock splits, reorganizations, recapitalizations and similar capital transactions as described in the Series F Warrants.

The Prefunded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.0001 per share of Common Stock at any time until all of the Prefunded Warrants are exercised in full.

The Series F Warrants and Prefunded Warrants contain ownership limitations pursuant to which a holder does not have the right to exercise any portion of their warrants if it would result in the holder (together with its affiliates) beneficially owning more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding Common Stock.

In consideration for H.C. Wainwright & Co., LLC serving as the placement agent of the Offering (the “Placement Agent”), the Company paid the Placement Agent a cash fee equal to 7% of the aggregate gross proceeds of the Offering, a management fee equal to 0.5% of the gross proceeds of the Offering, and reimbursed the Placement Agent for certain expenses and legal fees. The Company also issued warrants to designees of the Placement Agent (the “Placement Agent Warrants”) exercisable for an aggregate of 46,358 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants have substantially the same terms as the Series F Warrants, except that the Placement Agent Warrants have an exercise price equal to $5.6625 per share (125% of the $4.53 offering price of the Common Share and accompanying Series F Warrant), and expire on the fifth anniversary from the date of the commencement of sales in the Offering, February 13, 2029.

The Securities, the Placement Agent Warrants and Placement Agent Warrant Shares were offered pursuant to a registration statement on Form S-1 (File No. 333-276008), as amended, which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 13, 2024.

The Company received net proceeds of approximately $3.1 million from the Offering, after deducting Offering expenses payable by the Company, including the Placement Agent’s commissions and  fees. The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital.

Forms of the Securities Purchase Agreement, the Series F Warrant, Prefunded Warrant and Placement Agent Warrant are filed as exhibits to this Current Report on Form 8-K, and are incorporated by reference herein.

Warrant Amendments:

Series D Warrants

In connection with the Offering, on February 13, 2024, the Company entered into a warrant amendment agreement with the Investors, pursuant to which the Company agreed to lower the exercise price of the Investors’ Series D Warrants  from $18.85 per share (as adjusted for the 1-for-65 reverse stock split of the Company’s Common Stock on January 2, 2024) to $4.405, the closing price of the Company’s Common Stock on February 13, 2024, in consideration for a cash payment of an aggregate of $9,381.  The Series D Warrants are exercisable for an aggregate of 75,048 shares of Common Stock and were issued to the Investors on June 23, 2023. The amended exercise price of the Series D Warrants was effective on February 16, 2024.

The shares of Common Stock underlying the Series D Warrants sold in the private transaction on June 23, 2023 were registered on behalf of the purchasers thereof on a registration statement on Form S-1 (File No: 333-271181) declared effective by the SEC on June 21, 2023.

Common Warrants

In connection with the Offering, on February 13, 2024, the Company entered into a warrant amendment agreement with an Investor in the Offering pursuant to which the Company agreed to lower the exercise price of the Investor’s warrants (the “Common Warrants”) from $20.80 per share (as adjusted for the 1-for-65 reverse stock split of the Company’s Common Stock on January 2, 2024) to $4.405, the closing price of the Company’s Common Stock on February 13, 2024, in consideration for a cash payment of an aggregate of $25,528.75. The Common Warrants are exercisable for an aggregate of 204,230  shares of Common Stock and were issued to the Investor in connection with a private transaction of the Company on August 14, 2023. The amended exercise price of the investor’s Common Warrants was effective on February 16, 2024.

The shares of Common Stock underlying the Common Warrants were registered under the Securities Act on a registration statement on Form S-3 (File No: 333-274189) declared effective by the SEC on September 1, 2023.

The form of the warrant amendment agreement between the Company and the Investors of the Series D Warrants

and Common Warrants discussed above is filed as an exhibit to this Current Report on Form 8-K, and is incorporated by reference herein.

Press Releases

On February 13, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 16, 2024, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description:
4.1	Form of Series F Common Warrant
4.2	Form of Prefunded Warrant
4.3	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant Amendment Agreement
99.1	Press Release, dated February 13, 2024, announcing pricing of the Offering
99.2	Press Release, dated February 16, 2024, announcing closing of the Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: February 20, 2024	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer